SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 18, 2005

                              ZINGO, INC.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       000-50693              71-0915828
----------------------------- ----------------------- -------------------------
(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                  420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (877) 779-4646
                                                    -------------------

  ----------------------------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01  Financial Statements and Exhibits.


         On August 18, 2005, Zingo, Inc. (the "Company", "we", or "us") entered into an Agreement and Plan of Reorganization, pursuant to which we agreed to acquire all of the outstanding shares of Whistlertel, Inc. ("Whistlertel"), a Nevada corporation, which was formerly a wholly-owned subsidiary of Hybrid
Technologies, Inc. On August 19, 2005, we completed the acquisition of Whistlertel in exchange for the issuance of 80,000,000 shares of our common stock, or 69.56% of our outstanding common stock following such issuance.

(a)Financial Statements of Whistlertel, Inc.


                                WHISTLERTEL, INC.

                              FINANCIAL STATEMENTS

                                  JULY 31, 2005


                                    CONTENTS

                                                                    Page
                                                                    ----

Accountant's Report                                                   2

Balance Sheet                                                         3

Statement of Income and Partners' Capital                             4

Statement of Cash Flows                                               5

Notes to Financial Statements                                         6

             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Stockholders of WhistlerTel, Inc.

We have audited the accompanying balance sheets of WhistlerTel, Inc. (a development stage company) as of July 31, 2005, and the related statements of operations, stockholders' equity and cash flows from November 24, 2004
(Inception) through July 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of WhistlerTel, Inc. as of July 31, 2005 and the results of operations and cash flows from November 24, 2004 (Inception) through July 31, 2005 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $262,712 from November 24, 2004 (Inception) through July 31, 2005. At July 31, 2005, current liabilities exceeded current assets by $304,781 and total liabilities exceeded total assets by $237,368. These factors, and others discussed in Note 2, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


/s/ Mason Russell West, LLC
Littleton, CO
November 10, 2005

WHISTLER TEL, INC.
 A Development Stage Company

Balance Sheet

                                                                    July 31,
  ASSETS                                                              2005
--------------------------------------------------------------------------------
Current assets:
  Cash                                                          $        1,570
  Accounts receivable                                                    9,392
  Inventories                                                           21,892
  Other current assets                                                   5,451
                                                               ----------------
           Total current
            assets                                                      38,305

Property and equipment, net                                             23,528

Other assets                                                            43,885
                                                               ----------------

                                                                $      105,718
                                                               =================

 LIABILITIES AND STOCKHOLDERS' DEFICIT
--------------------------------------------------------------------------------

Current liabilities:
  Accounts payable and accrued expenses                         $       23,788
  Advances from related parties                                        319,298
                                                               -----------------
           Total current liabilities                                   343,086

Commitments and contingencies                                                -

Stockholders' equity (deficit)
  Common stock, no par value, 75,000 authorized

     75,000 shares issued and outstanding at July  31, 2005             25,344
  Deficit accumulated during the development stage                    (262,712)
                                                               -----------------
                                                                      (237,368)
                                                               -----------------

                                                                $      105,718
                                                               =================

                       See Notes to the Financial Statements

WHISTLER TEL, INC.
A Development Stage Company

Statement of Operations


                                                                   Inception
                                                               November 24, 2004
                                                                    through
                                                                 July 31, 2005
--------------------------------------------------------------------------------
Sales                                                         $        44,520
Cost of sales                                                          62,850
                                                              ------------------
    Gross profit (loss)                                               (18,330)


  General and administrative                                          118,328
  Management and consulting fees                                      126,054
                                                              ------------------
                                                                      244,382
                                                              ------------------
   (loss from operations)                                            (262,712)

Other income (expense)                                                      -
                                                              ------------------

Net loss                                                      $      (262,712)
                                                              ==================

                                                              ------------------

 Net (loss) per share, Basic and Fully diluted                 $        (3.50)
                                                              ==================

Weighted number of shares                                              75,000


See Notes to Financial Statements

WHISTLER TEL, INC.
 A Development Stage Company

Statement of Stockholder's Equity (Deficit)


                                                                                             Deficit
                                                                                           Accumulated
                                                                                            during the
                                                                    Common stock           Development
                                                             Shares         Amount            Stage              Total
                                                          ------------- --------------- ------------------- -----------------
Inception, November 24, 2004                                         -         $     -           $       -          $      -

Issuance of common stock                                        75,000              20                   -                20

Contribution of net assets by                                        -          25,324                                25,324

    parent                                                           -               -                   -                 -

Net loss for the year                                                -               -           (262,712)         (262,712)
                                                          ------------- --------------- ------------------- -----------------
    Balance July 31, 2005                                       75,000       $  25,344       $   (262,712)      $  (237,368)
                                                          ============= =============== =================== =================



See Notes to Financial Statements

WHISTLER TEL, INC.
 A Development Stage Company

 Statement of Cash Flows

                                                                                       Inception
                                                                                   November 24, 2004
                                                                                         through
                                                                                     July 31, 2005
-----------------------------------------------------------------------------------------------------------
Cash (used in) Operating Activities:
Net (loss) for the period                                                          $    (262,712)
Adjustments to reconcile net (loss) to cash
  Depreciation                                                                            11,432
 (Increase) decrease in accounts receivable                                               (7,111)
 (Increase) decrease in inventories                                                      (17,043)
 (Increase) decrease in prepaid expenses and other assets                                 (5,451)
  Increase (decrease) in accounts payable and accrued expenses                            21,723
                                                                                   ------------------------
              Cash (used in) operating activities                                       (259,162)

Cash (used in) Investing Activities:
Increase in other assets                                                                 (43,619)
Purchase of property and equipment                                                       (14,967)
                                                                                   ------------------------
              Cash (used in) investing activities                                        (58,586)

Cash provided by Financing Activities:
  Proceeds from the sale of stock                                                             20
  Advances from related parties                                                          319,298
                                                                                   ------------------------
              Cash provided by financing activities                                      319,318

Net increase (decrease) in cash                                                            1,570

Cash at beginning of period                                                                    -
                                                                                   ------------------------


Cash at end of period                                                                $     1,570
                                                                                   ========================


Supplementary disclosures of cash flows:
  Assets contributed for capital                                                     $    25,324


See Notes to Financial Statements

WHISTLER TEL, INC.
 A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1.  Nature of Operations and Summary of Significant Accounting Policies

The summary of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are the representations of management. These accounting policies conform to accounting policies generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements..

Nature of operations and organization

WhistlerTel, Inc. (the Company) was organized in November 24, 2004 as a wholly owned subsidiary of Hybrid Technologies, Inc. (formerly Whistler Investments, Inc.) for the purpose of entering into a definitive agreement to acquire all of the assets related to the internet based voice telecommunication products and services from Tradewinds, LLC

The Company considers itself in the development stage in that revenues have not yet reached a significant level.

Estimates

The preparation of financial statements prepared in accordance with the accounting standards generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Cash and cash equivalents
Cash and cash equivalents consist of highly liquid investments, which are readily convertible into cash with original maturities of three months or less.

Financial instruments
The fair value of accounts receivables, accounts payable and accrued expenses and advances from related parties approximates fair value based on their short maturities. The fair value of notes payable approximate fair value based the value of other notes having the same or similar terms, interest rates and collateral.

Concentration of credit risks
At July 31, 2005 approximately sixty-five percent (65%) of the Company's accounts receivable were due from one customer.

At various times, the Company may have cash on deposit in financial institutions in excess of federally insured limits.

Accounts receivables
Management considers all receivables fully collectable at July 31 2005.

Inventories
Inventories are stated at the lower of cost or market. Cost is based on the first-in, first-out (FIFO) method.

WHISTLER TEL, INC.
 A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies - continued

Property and Equipment

Property and equipment are recorded at cost.   Depreciation   of   property  and
equipment are accounted for by accelerated methods over the following estimated useful lives
                                                                 Lives
                                                            --------------
                            Computer equipment                 3 - 5 years
                            Software                           3 - 5 years

Stock based compensation

If and when a plan is adopted, the Company intends to account for stock-based awards using the intrinsic value method of accounting in accordance with Accounting Principles Board Opinion No. 25. "Accounting for Stock Issued to Employees" (APB25). Under the intrinsic value method of accounting, compensation expense is recorded when the exercise of the stock is less than the market price of the underlying common stock at the date of the grant.

Statement of Financial Accounting Standards No.123, "Accounting for Stock-Based Compensation, " (SFAS 123) established a fair value based method of accounting for stock-based awards. Under the provisions of SFAS 123, companies that elect to account for stock-based awards in accordance with the provisions of APB 25 are required to disclose pro-forma net income (loss) that would have resulted from the use of the fair value method under SFAS 123.

Income taxes

The Company files a consolidated income tax return with its parent. Consolidated income tax expense and benefits are allocated based on separate return contribution to consolidated taxes. Consolidated income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forward. Deferred tax assets and credits are measured using enacted tax rates expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the financial statements in the period that includes the enactment date.

Comprehensive income (loss)

The Company reports comprehensive income (loss) in accordance with the requirements of Statement of Financial Accounting Standards No. 130. For the period ended July 31, 2005 there are no differences between net net income
(loss) and comprehensive income (loss).

Long-lived assets

The Company accounts for long-lived assets in accordance with Statement of Financial Accounting Standard No. 144 (SFAS 144) "Accounting for Long-Lived Assets". The carrying value of long-lived assets are reviewed on a regular basis for the existence of facts and circumstances that may suggest impairment. The Company recognizes an impairment when the sum of undiscounted future cash flows is less than the carrying amount of the asset. The write down of the asset is charged to the period in which the impairment occurs.

Research and development costs

Research and development costs are charged to expense as incurred.

WHISTLER TEL, INC.
 A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies - continued

Recently issued pronouncements

In January 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No.132 "Employers' Disclosures about Pensions and Other Post-retirement Benefits", an amendment of FASB statements No. 87, 88 and 106. The Statement revises employers' disclosures about pension plans and other post retirement benefit plans. Management does not believe this pronouncement will have any effect on the financial statements of the Company.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs an Amendment of Accounting Research Bulletin No.43, Chapter 4." This statement provides clarification for the accounting of abnormal idle facility expense, freight handling costs, and waste materials. This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005.
Management does not believe this pronouncement will have any effect on the financial statements of the Company.

In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67." This statement references financial accounting and reporting guidance for real estate time- sharing transactions that is provided in AICPA Statement of Position 04-02, "Accounting for Real Estate Time-Sharing Transactions". This statement also states that the guidance for incidental operations and costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This statement is effective with fiscal years beginning after June 15, 2005. Management does not believe that this statement will have any material effect on its real estate operations.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-monetary Assets
- an amendment of Accounting Principles Board Opinion No. 29." This statement eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for the exchange of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance, if the future cash flows of the entity are expected to significantly change as a result of the exchange. This statement is effective for non-monetary exchanges occurring in fiscal years beginning after June 15, 2005. Management does not believe the application of this pronouncement will have any material effect on the financial statements of the Company.

Note 2. Going concern

The Company's financial statements are prepared based on the going concern principle. That principle anticipates the realization of assets and payments of liabilities through the ordinary course of business. No adjustments have been made to reduce the value of any assets or record additional liabilities, if any, if the Company were to cease to exist. Through July 31, 2005, the Company has been dependant on funding from its parent company. The Company's ability to remain a going concern is dependant upon its ability to raise additional capital as required. There are no guarantees that the parent will continue to fund operating activities or that the Company can otherwise meet its capital needs until as such time as a viable business is established. Additionally, the lack of capital may limit the Company's ability to establish a viable business.

Note 3. Business combination and subsequent event

Effective December 3, 2004, the Company acquired the assets of Trade Winds Telecom, LLC (Trade Winds) a company owned indirectly by a shareholder of the Company' parent for a cash payment of $20,175 and a note from the parent in the amount of $80,000 due in December 2005. The acquisition has been accounted for as a purchase. Due to the relationship, the assets were recorded at their historical cost basis of approximately $25,000. The contribution was accounted for as increase in capital.

WHISTLER TEL, INC.
 A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 3. Business combination and subsequent event - continued

Trade Winds was organized in 2003 and is engaged in selling internet based voice communication products and services to international customers.

Trade Winds had no operations prior to January 31, 2004. Accordingly, the following unaudited pro-forma summary statement of operations gives effect to the transaction as had Trade Winds been part of the consolidated group for the year ended January 31, 2005.

                                                                         Pro-forma       Pro-forma
                                                      As reported       adjustments        (loss)
                                                  -------------------- -------------- -----------------
     Costs and expenses                            $      (314,488)     $  (97,311)     $   (411,799)
     Other income (expense)                                 56,766                            56,766
                                                  -------------------- -------------- -----------------
                                                          (257,722)        (97,311)         (355,033)
                                                  ==================== ============== =================


Subsequent to July 31, 2005, Hybrid Technologies, Inc. entered into an agreement whereby it exchanged its 100% ownership of the Company for 80,000,000 shares of JavaKingCoffee, Inc.

Note 4. Property and equipment

Property and equipment consists of:
                                                             July 31, 2005
                                                           -----------------
     Computer equipment                                      $      14,968
     Software costs                                                 19,992
                                                           -----------------
                                                                    34,960
     less accumulated depreciation                                 (11,432)
                                                           -----------------
                                                             $      23,528
                                                           =================

Note 5. Other assets

Other assets consist of:
                                                             July 31, 2005
                                                           -----------------
     Restricted cash                                              40,215

     Deposits                                                      3,670
                                                           -----------------
                                                           $      43,885
                                                           =================

Note 6. Commitments
The Company has a letter of credit from a financial institution in the amount of $40,000 that can be drawn on by a vendor to assure payment. The letter of credit is collateralized by $40,000 of restricted cash (See Note 5) and is guaranteed by the parent Company. (See note 7)

The Company leases office and warehouse space under the terms of a lease that expires February 2006. Rent expense included in general and administrative costs for the period is approximately $12,000.

WHISTLER TEL, INC.
 A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 7. Advances from related parties and related party transactions

During the period ended July 31, 2005, the Company received advances from its parent company, Hybrid Technologies, Inc. in the amount of approximately $319,000. The advance were used by the Company for the payment of operating costs. Additionally the parent funded the acquisition of Trade Winds.

Although demand has not been made, the advances are listed as currently payable as there is no written repayment agreement.

Note 8. Stockholders' equity (deficit)

Upon inception the Company issued 75,000 shares of its common stock to Hybrid Technologies, Inc. in exchange for a credit of $20.

Subsequent to the initial capitalization, the parent contributed approximatley $25,000 of net assets acquired from Tradewinds (see Note 3).

Note 9. (Loss) per share

The Company accounts for income (loss) per share in accordance with Statement of Financial Accounting Standards No. 128 (SFAS 128) "Earning per Share". SFAS requires the presentation of both basic and fully diluted earnings per share
(EPS) on the face of the statement of operations. Basic EPS is computed by dividing the net income (loss) available to common shareholders (numerator) by the weighted average common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options. The treasury method is used for computing Diluted EPS, the average stock price for the period is used in determining the number of net shares to be purchased from options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Note 10. Income taxes

The Company has an allocated deferred tax asset of approximately $85,000 as a result of the net operating losses through July 31, 2005. These deferred tax assets are reduced by a valuation allowance in an equal amount due to the uncertainty as to whether the net operating losses will be utilized.

(b) Pro forma financial information.


         The accompanying condensed financial statements illustrate the effect of the acquisition of Whistlertel (proforma) on the financial position of the Company and the results of its operations. The condensed balance sheet as of July 31, 2005, is based on the historical balance sheets of Whistlertel and the assets and liabilities of the Company as of that date and assumes the acquisition took place on that date. The condensed statements of income for the period from inception (November 24, 2004) through July 31, 2005, and for the six month period ended June 30, 2005, are based on the historical statements of income of the Company and Whistlertel for those periods and assume the acquisition took place on November 24, 2004.

The accompanying proforma financial statements should be read in conjunction with the historical financial statements of the Company and of Whistlertel.

               Proforma Condensed Balance Sheet
                         July 31, 2005

                                                Zingo, Inc.
                                                 formerly
                                             JavaKingCoffee, Inc.         WhistlerTel, Inc.       Adjustments     Proforma
                                       ---------------------------- -----------------------    -------------- --------------
Current assets                             $            1,233               $       38,305                     $    39,538
Poperty and equipment                                       -                       23,528                          23,528
Other assets                                                -                       43,885                          43,885
                                       ---------------------------- -----------------------    -------------- --------------
                                           $            1,233               $      105,718                      $  106,951
                                       ============================ =======================    ============== ==============


Current liabilities                        $           74,936               $      343,086                      $  418,022
Stockholders' defict                                                                                                     -

   Common stock                                        35,000                       25,344  (1)     (25,344)
                                                                                            (1)      80,000        115,000
   Liabilities in excess of par value                       -                               (1)     (54,656)
                                                                                            (2)     (108,703)     (163,359)
   Deficit accumulated during the
     development stage                               (108,703)                    (262,712) (2)      108,703      (262,712)
                                       ---------------------------- -----------------------    -------------- --------------
                                                      (73,703)                    (237,368)                -      (311,071)
                                       ---------------------------- -----------------------    -------------- --------------
                                           $            1,233              $       105,718       $         -    $  106,951
                                       ============================ =======================    ============== ==============

     Proforma Condensed Statement of Operations

                                                                   Inception
                                                               Novemeber 24, 2004
                                       Six months ended            through
                                       June 30, 2005             July 31, 2005            Adjustments     Proforma
                                                                                        -------------- --------------
Sales                                   $         -              $     44,520                            $    44,520
Cost of sales                                                          62,850                                 62,850
                                      ----------------         -------------------      -------------- --------------
Gross profit (loss)                               -                   (18,330)                               (18,330)

General and administration                   12,462                   244,382                                256,844
                                      ----------------         -------------------      -------------- --------------

Net (loss)                              $   (12,462)             $   (262,712)                            $ (275,174)
                                      ================         ===================      ============== ==============


(1) To record issuance of 80,000,000 shares of stock to WhistlerTel, Inc.'s owner.

(2) To adjust deficit accumulated during the development stage to agree with WhistlerTel, Inc.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 18, 2005                     ZINGO, INC.
                                            (Registrant)


                                           By: /s/ Holly Roseberry
                                           -----------------------------
                                               Holly Roseberry,
                                               Chief Executive Officer